Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.5548%


Excess Protection Level
3 Month Average   5.63%
August, 1999   5.90%
July, 1999   5.84%
June, 1999   5.14%


Cash Yield18.23%


Investor Charge Offs 4.78%


Base Rate 7.55%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,316,578,126.38